Exhibit 10.5

PROMISSORY NOTE

$16,500,000.00	Promissory Note Date: September 19, 2014
Date of Advance: September 26, 2014 (to be inserted by Lender)

FOR VALUE RECEIVED, PRIMORIS SERVICES CORPORATION, a corporation organized under the laws of the State of Delaware and having a principal place of business at 2100 McKinney Avenue, Dallas Texas 75201, JAMES CONSTRUCTION GROUP, L.L.C., a limited liability company organized under the laws of the State of Florida and having a principal place of business at 1100 Industriplex Blvd, Suite 150, Baton Rouge LA 70809, and Q3 CONTRACTING, INC., a corporation organized under the laws of the State of Minnesota and having a principal place of business at 3066 Spruce Street, Little Canada MN 55117 (collectively, “Borrowers” and each individually a “Borrower”) hereby promises to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation, for itself and as agent for any affiliate of Fifth Third Bancorp (together with its successors and assigns, the “Lender”) the principal amount of Sixteen Million Five Hundred Thousand and 00/100 Dollars ($16,500,000.00), with interest at the Interest Rate (as defined below) and all other Obligations on or before October 1, 2019 (“Maturity Date”) pursuant to the Loan Agreement (as defined below).

Lender and Borrowers have entered into that certain Master Loan and Security Agreement dated as of September 19, 2014 (the “Loan Agreement”), pursuant to which Lender has agreed to make the Loan to Borrowers.  The Obligations of Borrowers are secured by the Collateral as provided in the Loan Agreement and this Note shall be subject to the terms and conditions of the Loan Agreement.  Capitalized terms used herein and not otherwise defined shall have the meaning attributed thereto in the Loan Agreement.  This Note relates to the Equipment described on Schedule A hereto.

Each Borrower agrees that Lender may insert the date(s) of “Advance” (above) after Borrowers execute this Promissory Note as the date(s) on which the proceeds of this Note are disbursed by Lender.

As used herein, “Interest Rate” shall mean the percentage per annum equal to two and 9/100 percent (2.09%); provided, however, that (A) such Interest Rate is based on an interest rate swap rate for a term approximating the weighted average life of this Note as quoted in the Bloomberg SWAP Rate report as of the date of this Note and (B) such Interest Rate may be adjusted by Lender based upon a corresponding increase in the interest rate swap rate quoted in such Release as in effect on the date of the Advance.  Lender will provide Borrowers with written notice of any such adjustment. Interest shall be computed on the basis of a year of 360 days consisting of twelve 30-day months, and shall accrue on the outstanding principal amount hereunder from and including the date each Advance is made to but excluding the date the entire principal amount hereunder is paid in full.

Lender may charge, and Borrowers agree to pay on the Advance date, a note processing fee in the amount of $250.00.  Lender may deduct the amount of the note processing fee from the proceeds of this Note or debit any deposit account of Borrowers with Lender to collect the note processing fee.

Except as otherwise provided in the Loan Agreement, principal and interest due hereunder shall be payable as follows:

Principal and interest shall be payable in 60 equal monthly installments, each on the 1st day of each calendar month, of $289,942.15 commencing on the 1st day of November, 2014, with the entire unpaid principal amount hereof, together with all accrued and unpaid interest, charges, fees or other Advances, if any, due on the Maturity Date.  Interest that accrues from the date of each Advance through but not including the above payment commencement date shall be payable in arrears on the first payment date following the date of Advance.

©2008 Fifth Third Bancorp

Borrowers may prepay this Note only (1) pursuant to Section 8 of the Loan Agreement following the occurrence of an Event of Loss; or (2) from and after the first (1st) anniversary of the date the Loan is made hereunder, Borrowers may prepay, in whole but not in part, the principal outstanding hereunder by paying to Lender such outstanding principal, together with all accrued and unpaid interest thereon at the Interest Rate and other Obligations, plus, as liquidated damages for the cost of making funds available to Borrowers hereunder and not as a penalty, a prepayment premium equal to five and 0/100ths percent (5%) of such outstanding principal.

The first anniversary date occurs on the date which is twelve (12) months from the date of the Advance.

Upon the occurrence of an Event of Default, Lender shall have all the rights and remedies specified in the Loan Agreement.

Each Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

This Note shall be governed by and construed in accordance with the laws of the State of Ohio.  Any judicial proceeding arising out of or relating to this Note may be brought in any court of competent jurisdiction in Hamilton County, Ohio and each of the parties hereto (i) accepts the nonexclusive jurisdiction of such courts and any related appellate court and agrees to be bound by any judgment rendered by any such court in connection with any such proceeding and (ii) waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such court or that such court is an inconvenient forum.  EACH OF THE BORROWERS AND LENDER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE.

All notices delivered hereunder shall be made and delivered in accordance with the terms of the Loan Agreement.

Each Borrower acknowledges and agrees that time is of the essence with respect to its performance under this Note.  Any failure of Lender to require strict performance by Borrowers or any waiver by Lender of any provision herein shall not be construed as a consent or waiver of any provision of this Note.  This Note shall be binding upon, and inure to the benefit of, the parties hereto, their permitted successors and assigns; provided, however that Borrowers may not assign or transfer any of their rights, interest or obligations hereunder without the prior written consent of Lender.

Notwithstanding any provision to the contrary in this Note, in no event shall the interest rate charged on this Note exceed the maximum rate of interest permitted under applicable state and/or federal usury law.  Any payment of interest that would be deemed unlawful under applicable law for any reason shall be deemed received on account of, and will automatically be applied to reduce, the principal sum outstanding and any other sums (other than interest) due and payable to Lender under this Note, and the provisions hereof shall be deemed amended to provide for the highest rate of interest permitted under applicable law.

Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction.  Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

{Remainder of page intentionally left blank. Signature page follows.}

2

IN WITNESS WHEREOF, the Borrowers have executed this Note as of the 19th day of September, 2014.

BORROWERS:
PRIMORIS SERVICES CORPORATION

By:	/s/ Tom Tekulve
Name:	Tom Tekulve
Title:	VP Corp Controller

JAMES CONSTRUCTION GROUP, L.L.C.

By:	/s/ A. Theeuwes
Name:	A. Theeuwes
Title:	Treasurer

Q3 CONTRACTING, INC.

By:	/s/ A. Theeuwes
Name:	A. Theeuwes
Title:	Treasurer

3

SCHEDULE A

TO

PROMISSORY NOTE DATED SEPTEMBER 19, 2014

DESCRIPTION OF EQUIPMENT

SEE ATTACHED

Primoris Service Corporation

Summary

As of June 30, 2014

JCG	5,099,319.11	5
Q3C	9,947,847.22	5

Total	15,047,166.33

5 year	15,047,166.33

Loan	16,500,000.00

JAMES CONSTRUCTION GROUP

Model				In-service	Book
Year	Description	Serial Number	Acct.	Date	Cost	Location
2006	WATER TANK WT-4000	1M2AL02C36M001515	Heavy Equipment	01/01/14	36,846.48	5880 WEST HWY 190, STE 100; BELTON, TX 76513
2006	WATER TANK WT-4000	1M2AL02C16M001514	Heavy Equipment	01/01/14	36,846.48	6130 FM 2218 RICHMOND, TX 77469
2004	PORTABLE CONCRETE BATCH PLANT	MG-7777	Heavy Equipment	03/01/14	614,618.09	37110 LA HWY 30; GEISMAR, LA 70734
2014	PORTABLE STORAGE BIN	1T9SS5619ER719261	Heavy Equipment	03/01/14	86,037.38	3913 RANGE ROAD TEMPLE, TX 76502
2014	PORTABLE STORAGE BIN	1T9SS5610ER719262	Heavy Equipment	03/01/14	86,037.38	3913 RANGE ROAD TEMPLE, TX 76502
2013	WHELL LOADER 966K	TFS00669	Heavy Equipment	03/01/14	278,331.83	9328 HWY 82 DE KALB, TX 75559
2013	MOTOR GRADER 140M W GPS	R9M00264	Heavy Equipment	03/01/14	301,514.62	250 CR 4410 MOUNT PLEASANT, TX 75455
2012	DOUBLE DRUM STEEL WHEEL ROLLER	276226	Heavy Equipment	03/01/14	66,198.39	6130 FM 2218 RICHMOND, TX 77469
2014	INTEGRATED TOOL CARRIER	FER00384	Heavy Equipment	03/01/14	276,669.51	3617 N. 3RD ST TEMPLE TX 76503
2014	BULLDOZER	GMK01448	Heavy Equipment	03/01/14	357,357.74	3617 N. 3RD ST TEMPLE TX 76503
2013	EXCAVATOR	TFG00885	Heavy Equipment	03/01/14	471,344.54	5880 WEST HWY 190, STE 100; BELTON, TX 76513
2000	CONCRETE PLACER SPREADER PS2600	904900-022	Heavy Equipment	03/01/14	202,350.73	21755 I-45 North, Building #1 SPRING, TX 77388
2013	EXCAVATOR 329FL	ZCD00156	Heavy Equipment	04/01/14	207,393.92	9328 HWY 82 DE KALB, TX 75559
2013	DOZER D6N LGP	PBA00769	Heavy Equipment	04/01/14	239,435.28	9328 HWY 82 DE KALB, TX 75559
2013	DOZER D6N LGP	PBA00564	Heavy Equipment	04/01/14	217,664.88	9328 HWY 82 DE KALB, TX 75559
2013	DOZER D6N LGP	PBA00530	Heavy Equipment	04/01/14	217,911.76	5620 I-55 SOUTH STE . A BRYAM, MS 39272
2014	MOTORGRADER 140M2BRARO	M9D01747	Heavy Equipment	05/01/14	342,934.28	21755 I-45 North, Building #1 SPRING, TX 77388
2013	70 TON ROUGH TERRAIN CRANE	234465	Heavy Equipment	05/01/14	614,716.83	3617 N. 3RD ST TEMPLE TX 76503
2013	BACKHOE 420F	JWJ01197	Heavy Equipment	06/01/14	85,552.04	12762 HWY 84 EAST JOAQUIN, TX 75954
2013	EXCAVATOR 336EL	BZY02496	Heavy Equipment	06/01/14	272,323.96	3617 N. 3RD ST TEMPLE TX 76503
2014	CONVEYOR WITH HOPPER	TFC3070001SO384-1	Heavy Equipment	06/01/14	43,616.50	37110 LA HWY 30; GEISMAR, LA 70734
2014	CONVEYOR WITH HOPPER	TFC3070001SO384-2	Heavy Equipment	06/01/14	43,616.49	37110 LA HWY 30; GEISMAR, LA 70734
				Subtotal for JCG	5,099,319.11

Q3 Contracting

Model				In-service	Book
Year	Description	Serial Number	Acct.	Date	Cost	Location

2014	Ford F250 4x4 Ext Cab XL	1FT7X2B61EEB68389	Heavy Equipment	05/22/14	35,508.14	633 Cecelia Drive, Pewaukee, WI 53072
2015	F250 4x4 Crew Cab XL-Long Box	1FT7X2B67FEA20961	Heavy Equipment	06/11/14	39,394.19	3066 Spruce Street, Little Canada, MN 55117
2013	F550 4x4 Crew Cab 9’ F/B	1FD0W5HY6DEB78005	Heavy Equipment	06/12/14	50,534.74	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G6XEEB68347	Heavy Equipment	05/15/14	42,486.72	1613 Read Street, Omaha, NE 68112
2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G63EEB68349	Heavy Equipment	05/15/14	42,486.72	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G61EEB68351	Heavy Equipment	05/15/14	42,486.72	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G63EEB68352	Heavy Equipment	05/29/14	42,486.72	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G65EEB68353	Heavy Equipment	05/15/14	42,486.72	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 S.Cab W/Open Body-60”	1FDRF3G67EEB68354	Heavy Equipment	06/02/14	40,010.09	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 S.Cab W/Open Body-60”	1FDRF3G69EEB68355	Heavy Equipment	06/02/14	40,010.09	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 Reg Cab 9’ F/B	1FDRF3G60EEB68356	Heavy Equipment	06/12/14	37,506.77	3066 Spruce Street, Little Canada, MN 55117
2014	F550 4x2 RegCb Contractor Dump	1FDUF5GY7EEB68359	Heavy Equipment	06/18/14	48,125.71	5300 Colorado Blvd, Commerce City, CO 80022
2014	F550 4x2 Reg 16’ F/B Barricade	1FDUF5GY7EEB68362	Heavy Equipment	06/20/14	60,256.46	5300 Colorado Blvd, Commerce City, CO 80022
2014	F550 4x2 Reg 16’ F/B Barricade	1FDUF5GY9EEB68363	Heavy Equipment	06/20/14	60,256.46	5300 Colorado Blvd, Commerce City, CO 80022
2014	F550 4x2 Reg 16’ F/B Barricade	1FDUF5GY0EEB68364	Heavy Equipment	06/20/14	60,256.46	5300 Colorado Blvd, Commerce City, CO 80022
2014	F550 4x2 Reg 16’ F/B Barricade	1FDUF5GY6EEB68367	Heavy Equipment	06/20/14	60,256.46	5300 Colorado Blvd, Commerce City, CO 80022
2014	F550 4x2 RegCb Contractor Dump	1FDUF5GY3EEB68374	Heavy Equipment	06/23/14	45,327.86	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G62EEB68357	Heavy Equipment	05/29/14	42,486.72	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G64EEB68358	Heavy Equipment	05/29/14	45,795.13	5300 Colorado Blvd, Commerce City, CO 80022
2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G6XEEA61458	Heavy Equipment	05/15/14	42,486.72	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G61EEA61459	Heavy Equipment	05/15/14	42,486.72	3066 Spruce Street, Little Canada, MN 55117
2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G68EEA61460	Heavy Equipment	04/24/14	43,384.14	5112 North National Ave, Sioux Falls, SD 57104

Borrower initials:         ;         ;

Model				In-service	Book
Year	Description	Serial Number	Acct.	Date	Cost	Location

2014	F350 4x2 Reg Cab Fitting Body	1FDRF3G6XEEA61461	Heavy Equipment	04/24/14	42,873.82	5112 North National Ave, Sioux Falls, SD 57104
2013	F350 4x2 Reg Cab Fitting Body	1FDRF3G62DEB77977	Heavy Equipment	05/15/14	42,486.72	3066 Spruce Street, Little Canada, MN 55117
2014	T370 S/A Contractor Dump	2NKHHM7X3EM411035	Heavy Equipment	04/24/14	95,017.55	3066 Spruce Street, Little Canada, MN 55117
2014	T370 S/A Contractor Dump	2NKHHM7X7EM411037	Heavy Equipment	04/24/14	101,853.73	3066 Spruce Street, Little Canada, MN 55117
2015	T370 S/A Contractor Dump	2NKHHM7XXFM434698	Heavy Equipment	05/16/14	95,591.53	3066 Spruce Street, Little Canada, MN 55117
2015	T370 S/A Contractor Dump	2NKHHM7X1FM434699	Heavy Equipment	06/02/14	95,835.91	3066 Spruce Street, Little Canada, MN 55117
2015	T370 S/A Contractor Dump	2NKHHM7X9FM434692	Heavy Equipment	06/12/14	102,440.72	5300 Colorado Blvd, Commerce City, CO 80022
2015	T370 S/A Contractor Dump	2NKHHM7X0FM434693	Heavy Equipment	06/28/14	95,349.21	3066 Spruce Street, Little Canada, MN 55117
2015	T370 S/A Contractor Dump	2NKHHM7X2FM434694	Heavy Equipment	06/07/14	102,225.89	5300 Colorado Blvd, Commerce City, CO 80022
2015	T370 S/A Contractor Dump	2NKHHM7X6FM434696	Heavy Equipment	06/27/14	96,105.95	3066 Spruce Street, Little Canada, MN 55117
2015	T370 S/A Contractor Dump	2NKHHM7X6FM434701	Heavy Equipment	06/09/14	95,835.91	3066 Spruce Street, Little Canada, MN 55117
2015	T370 S/A Contractor Dump	2NKHHM7X8FM434702	Heavy Equipment	06/09/14	95,835.91	2351 East County Line, Des Moines, IA 50320
2015	T370 S/A Contractor Dump	2NKHHM7XXFM434703	Heavy Equipment	05/16/14	96,906.54	633 Cecelia Drive, Pewaukee, WI 53072
2015	T370 S/A Contractor Dump	2NKHHM7X1FM434704	Heavy Equipment	05/16/14	96,906.54	633 Cecelia Drive, Pewaukee, WI 53072
2015	T370 S/A Contractor Dump	2NKHHM7X5FM434706	Heavy Equipment	06/02/14	95,835.91	5112 North National Ave, Sioux Falls, SD 57104
2015	T270 S/A Reg Cab W/Service Bdy	2NKHHM6X7FM435065	Heavy Equipment	06/09/14	102,153.78	3066 Spruce Street, Little Canada, MN 55117
2015	T270 S/A Reg Cab 18’ Saw Truck (450067)	2NKHHM6X9FM435066	Heavy Equipment	06/17/14	98,340.50	5300 Colorado Blvd, Commerce City, CO 80022
2015	T270 S/A W/Serv Body-Concrete	2NKHHM6X0FM435067	Heavy Equipment	06/27/14	110,198.71	3066 Spruce Street, Little Canada, MN 55117
2015	T370 S/A Contractor Dump	2NKHHM7X7FM435078	Heavy Equipment	05/23/14	91,685.60	3066 Spruce Street, Little Canada, MN 55117
2015	T370 S/A A/C Dump (180106)	2NKHHM7X3FM435465	Heavy Equipment	06/12/14	102,575.26	5300 Colorado Blvd, Commerce City, CO 80022
2015	T370 S/A A/C Dump (180107)	2NKHHM7X5FM435466	Heavy Equipment	06/12/14	102,575.26	5300 Colorado Blvd, Commerce City, CO 80022
2015	T270 S/A Reg Cab W/Service Bdy	2NKHHM6X9FM437075	Heavy Equipment	06/09/14	101,729.71	3066 Spruce Street, Little Canada, MN 55117
2015	Kenworth T880 Tri/A Dump	1NKZLP0X7FJ435068	Heavy Equipment	06/07/14	191,630.17	5300 Colorado Blvd, Commerce City, CO 80022
2015	Kenworth T800 Tri/A Dump	1NKZXPEX4FJ435073	Heavy Equipment	06/09/14	189,580.68	3066 Spruce Street, Little Canada, MN 55117
2015	Kenworth T880 Tri/A Dump	1NKZXPEX8FJ435075	Heavy Equipment	06/28/14	190,127.92	3066 Spruce Street, Little Canada, MN 55117
2014	Peterbilt 338 Lowboy Tractor	1XPWP4EX6ED222821	Heavy Equipment	04/24/14	170,792.31	5300 Colorado Blvd, Commerce City, CO 80022
2014	Lane LSP 3040 4” Stringing Trl	1L9LS3024EG321137	Heavy Equipment	04/01/14	18,503.34	5300 Colorado Blvd, Commerce City, CO 80022
2014	Lane LSP 3040 4” Stringing Trl	1L9LS3026EG321138	Heavy Equipment	04/01/14	18,503.34	5300 Colorado Blvd, Commerce City, CO 80022
2014	Lane LSP 3040 4” Stringing Trl	1L9LS3028EG321139	Heavy Equipment	04/01/14	18,503.34	5300 Colorado Blvd, Commerce City, CO 80022
2014	Lane LSP 3040 4” Stringing Trl	1L9LS3024EG321140	Heavy Equipment	04/01/14	16,691.89	5112 North National Ave, Sioux Falls, SD 57104
2014	8.5x20 Enclosed - Hydro Test	1UK500J24E1082432	Heavy Equipment	04/07/14	20,784.39	954 Jackson Hwy South, Toledo, WA 98591
2014	T-20DD T/A Equipment Trailer	4KNFT2022EL161946	Heavy Equipment	05/20/14	15,998.91	5300 Colorado Blvd, Commerce City, CO 80022
2014	T-20DD T/A Equipment Trailer	4KNFT2024EL161947	Heavy Equipment	05/20/14	15,998.91	5300 Colorado Blvd, Commerce City, CO 80022
2014	T-20DD T/A Equipment Trailer	4KNFT2026EL161948	Heavy Equipment	05/20/14	15,102.56	5112 North National Ave, Sioux Falls, SD 57104
2014	T-20DD T/A Equipment Trailer	4KNFT2028EL161949	Heavy Equipment	05/20/14	15,998.91	5300 Colorado Blvd, Commerce City, CO 80022
2014	T-20DD T/A Equipment Trailer	4KNFT2024EL161950	Heavy Equipment	05/20/14	14,792.56	3066 Spruce Street, Little Canada, MN 55117
2014	T-20DD T/A Equipment Trailer	4KNFT2026EL161951	Heavy Equipment	05/20/14	14,792.56	3066 Spruce Street, Little Canada, MN 55117
2014	T-20DD T/A Equipment Trailer	4KNFT2028EL161952	Heavy Equipment	05/20/14	14,792.56	3066 Spruce Street, Little Canada, MN 55117
2014	T-20DD T/A Equipment Trailer	4KNFT202XEL161953	Heavy Equipment	05/20/14	14,792.56	3066 Spruce Street, Little Canada, MN 55117
2014	T-20DD T/A Equipment Trlr-AR	4KNFT2225EL161954	Heavy Equipment	05/20/14	21,425.24	5300 Colorado Blvd, Commerce City, CO 80022
2014	T-20DD T/A Equipment Trlr-AR	4KNFT2227EL161955	Heavy Equipment	05/20/14	21,425.24	5300 Colorado Blvd, Commerce City, CO 80022
2014	T-20DD T/A Equipment Trlr-AR	4KNFT2229EL161956	Heavy Equipment	05/20/14	21,323.80	633 Cecelia Drive, Pewaukee, WI 53072
2014	T-20DD T/A Equipment Trlr-AR	4KNFT2220EL161957	Heavy Equipment	05/20/14	21,323.80	633 Cecelia Drive, Pewaukee, WI 53072
2014	T-20DD T/A Equipment Trlr-AR	4KNFT2222EL161958	Heavy Equipment	05/20/14	21,168.80	5112 North National Ave, Sioux Falls, SD 57104
2014	T-20DD T/A Equipment Trlr-AR	4KNFT2224EL161959	Heavy Equipment	05/20/14	20,411.38	3066 Spruce Street, Little Canada, MN 55117
2014	T-20DD T/A Equipment Trlr-AR	4KNFT2220EL161960	Heavy Equipment	05/20/14	20,411.38	3066 Spruce Street, Little Canada, MN 55117
2014	T-20DD T/A Equipment Trlr-AR	4KNFT2222EL161961	Heavy Equipment	05/20/14	20,411.38	3066 Spruce Street, Little Canada, MN 55117
2014	T-20DD T/A Equipment Trlr-AR	4KNFT2224EL161962	Heavy Equipment	05/20/14	20,411.38	3066 Spruce Street, Little Canada, MN 55117
2014	T-40 T/A Equipment Trailer	4KNFT2328EL161963	Heavy Equipment	05/30/14	24,593.59	5300 Colorado Blvd, Commerce City, CO 80022
2014	T-40 T/A Equipment Trailer	4KNFT232XEL161964	Heavy Equipment	05/30/14	22,859.39	3066 Spruce Street, Little Canada, MN 55117
2014	T-20DD T/A Equipment Trlr-AR	4KNFT222XEL162372	Heavy Equipment	06/23/14	22,148.88	2351 East County Line, Des Moines, IA 50320
2014	T-14DD T/A Equipment Trailer	4KNUT1828EL162380	Heavy Equipment	05/21/14	10,235.86	3066 Spruce Street, Little Canada, MN 55117

Borrower initials:         ;         ;

Model				In-service	Book
Year	Description	Serial Number	Acct.	Date	Cost	Location

2014	T-40 T/A Equipment Trailer	4KNFT2326EL162254	Heavy Equipment	06/21/14	23,054.39	3066 Spruce Street, Little Canada, MN 55117
2014	T-40 T/A Equipment Trailer	4KNFT2029EL162253	Heavy Equipment	06/23/14	20,765.22	3066 Spruce Street, Little Canada, MN 55117
2015	Armor Lite Steel End Dump Trlr	56EA65D22FA000111	Heavy Equipment	04/01/14	51,985.63	5300 Colorado Blvd, Commerce City, CO 80022
2014	Trailking TK80HT Lowboy Trlr	1TKA05321EM103130	Heavy Equipment	04/01/14	94,189.96	5300 Colorado Blvd, Commerce City, CO 80022
2014	Cart-A CMK175 Concrete Mix Trl	4MFMA1527EM003050	Heavy Equipment	06/11/14	25,204.41	4445 Stickney Ave, Toledo, OH 43612
2014	Cart-A CMK175 Concrete Mix Trl	4MFMA1529EM003051	Heavy Equipment	06/11/14	24,669.41	3066 Spruce Street, Little Canada, MN 55117
2014	Cart-A CMK175 Concrete Mix Trl	4MFMA1520EM003052	Heavy Equipment	06/11/14	24,889.41	633 Cecelia Drive, Pewaukee, WI 53072
2015	FT-14E T/A Concrete Forms Trlr	5FTEE2229F1000704	Heavy Equipment	06/09/14	21,529.84	3066 Spruce Street, Little Canada, MN 55117
2013	Ingersoll Rand P185WJD	4FVCABAA3DU450868	Heavy Equipment	04/01/14	18,363.64	5300 Colorado Blvd, Commerce City, CO 80022
2013	Ingersoll Rand P185WJD	4FVCABAA7DU450873	Heavy Equipment	04/01/14	18,363.64	5300 Colorado Blvd, Commerce City, CO 80022
2013	Ingersoll Rand P185WJD	4FVCABAA2DU450876	Heavy Equipment	04/01/14	18,363.64	5300 Colorado Blvd, Commerce City, CO 80022
2013	Ingersoll Rand P185WJD	4FVCABAA3DU450871	Heavy Equipment	04/01/14	18,130.90	3066 Spruce Street, Little Canada, MN 55117
2013	P185WJDU Truck Mounted (110467)	462275UCYF06	Heavy Equipment	05/01/14	18,228.00	5300 Colorado Blvd, Commerce City, CO 80022
2013	P185WJDU Truck Mounted (110468)	462276UCYF06	Heavy Equipment	05/01/14	18,228.00	5300 Colorado Blvd, Commerce City, CO 80022
2013	Finn T90 T/A Hydro Seeder	1F9HS1627DF135669	Heavy Equipment	04/03/14	46,299.50	5300 Colorado Blvd, Commerce City, CO 80022
2014	Magnum TopCap 305 Breaker	H953	Heavy Equipment	05/12/14	12,533.31	5300 Colorado Blvd, Commerce City, CO 80022
2014	Magnum TopCap 305 Breaker	H954	Heavy Equipment	05/12/14	12,533.30	5300 Colorado Blvd, Commerce City, CO 80022
2014	Magnum TopCap 305 Breaker	H955	Heavy Equipment	05/12/14	12,533.30	5300 Colorado Blvd, Commerce City, CO 80022
2014	Magnum TopCap 305 Breaker	H956	Heavy Equipment	05/12/14	12,533.30	5300 Colorado Blvd, Commerce City, CO 80022
2014	Magnum TopCap 305 Breaker	H957	Heavy Equipment	05/12/14	12,533.30	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT PR184 Harley Rake	0PRW00926	Heavy Equipment	05/30/14	10,763.92	3066 Spruce Street, Little Canada, MN 55117
2014	CAT H65DS Asphalt Breaker	BYT02646	Heavy Equipment	04/26/14	14,202.50	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT H65DS Asphalt Breaker	BYT02951	Heavy Equipment	04/26/14	14,202.50	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT H65DS Asphalt Breaker	0BYT03131	Heavy Equipment	05/24/14	14,560.67	5112 North National Ave, Sioux Falls, SD 57104
2014	CAT H65DS Asphalt Breaker	0BYT03133	Heavy Equipment	05/12/14	14,746.55	3066 Spruce Street, Little Canada, MN 55117
2014	CAT H65DS Asphalt Breaker	0BYT03134	Heavy Equipment	05/24/14	14,698.03	5112 North National Ave, Sioux Falls, SD 57104
2014	CAT H65ES Asphalt Breaker	3X800434	Heavy Equipment	06/12/14	14,202.50	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT H65ES Asphalt Breaker	3X800435	Heavy Equipment	06/12/14	14,202.50	5300 Colorado Blvd, Commerce City, CO 80022
2014	Magnum TopCap 305 Breaker	H766	Heavy Equipment	06/28/14	17,492.27	3066 Spruce Street, Little Canada, MN 55117
2013	Thaler KESP3050 Undergd Puller	W09SP5103CET06395	Heavy Equipment	04/24/14	83,030.00	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 710K 4WD ROPS	1T0710KXTEE256781	Heavy Equipment	04/26/14	151,092.20	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 410K 4WD ROPS	1T0410KXCEE258080	Heavy Equipment	04/26/14	103,188.86	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 410K 4WD ROPS	1T0410KXTEE258095	Heavy Equipment	04/26/14	103,188.86	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 310K 2WD ROPS	1T0310KXCEE258687	Heavy Equipment	04/26/14	67,287.72	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 310SK 4WD ROPS	1T0310SKEEE258398	Heavy Equipment	04/26/14	77,574.57	3066 Spruce Street, Little Canada, MN 55117
2014	John Deere 310K 2WD ROPS	1T0310KXJEE258775	Heavy Equipment	04/26/14	67,287.72	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 310K 2WD ROPS	1T0310KXKEE258936	Heavy Equipment	04/26/14	67,287.72	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 310K 2WD ROPS	1T0310KXTEE258870	Heavy Equipment	04/26/14	67,287.72	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 310K 2WD ROPS	1T0310KXJEE259036	Heavy Equipment	04/26/14	67,287.72	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 310K 2WD ROPS	1T0310KXPEE259132	Heavy Equipment	04/26/14	66,502.13	3066 Spruce Street, Little Canada, MN 55117
2014	John Deere 310SK 4WD ROPS	1T0310SKCEE261276	Heavy Equipment	06/07/14	79,262.07	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 310SK 4WD ROPS	1T0310SKLEE261279	Heavy Equipment	06/07/14	79,262.07	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 310SK 4WD ROPS	1T0310SKCEE261285	Heavy Equipment	05/24/14	78,000.89	3066 Spruce Street, Little Canada, MN 55117
2014	John Deere 310SK 4WD ROPS	1T0310SKJEE261292	Heavy Equipment	06/07/14	79,262.06	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 310SK 4WD ROPS	1T0310SKKEE261551	Heavy Equipment	06/07/14	79,262.06	5300 Colorado Blvd, Commerce City, CO 80022
2014	John Deere 310SK 4WD ROPS	1T0310SKPEE261287	Heavy Equipment	05/24/14	78,000.90	3066 Spruce Street, Little Canada, MN 55117
2014	CAT CB14 Roller	CATCB14BL47300330	Heavy Equipment	05/30/14	30,242.25	633 Cecelia Drive, Pewaukee, WI 53072
2014	Wacker RD12-90 Roller	20226902	Heavy Equipment	04/19/14	15,557.37	3066 Spruce Street, Little Canada, MN 55117
2014	Wacker RD12-90 Roller	20226903	Heavy Equipment	04/19/14	15,557.38	3066 Spruce Street, Little Canada, MN 55117
2014	Wacker RD12-90 Roller	20249868	Heavy Equipment	06/28/14	15,623.99	3066 Spruce Street, Little Canada, MN 55117
2014	Wacker RD12-90 Roller	20251745	Heavy Equipment	06/28/14	15,533.27	5112 North National Ave, Sioux Falls, SD 57104
2013	CAT 236B3	CAT0236BVA9H03574	Heavy Equipment	05/30/14	16,345.46	633 Cecelia Drive, Pewaukee, WI 53072

Borrower initials:         ;         ;

Model				In-service	Book
Year	Description	Serial Number	Acct.	Date	Cost	Location

2013	CAT 259B3 Multi-Terrian	CAT0259BPYYZ05099	Heavy Equipment	05/30/14	21,724.81	2351 East County Line, Des Moines, IA 50320
2014	CAT 236DR	CAT0236DPBGZ00492	Heavy Equipment	05/30/14	37,633.88	3066 Spruce Street, Little Canada, MN 55117
2014	CAT 236DR	CAT0236DABGZ00497	Heavy Equipment	05/30/14	37,633.88	3066 Spruce Street, Little Canada, MN 55117
2014	CAT 236DR	CAT0236DLBGZ00498	Heavy Equipment	05/30/14	37,633.88	3066 Spruce Street, Little Canada, MN 55117
2014	CAT 236DR	CAT0236DABGZ00502	Heavy Equipment	05/30/14	37,633.88	3066 Spruce Street, Little Canada, MN 55117
2014	CAT 236DR	CAT0236CLBGZ00503	Heavy Equipment	05/30/14	37,633.88	3066 Spruce Street, Little Canada, MN 55117
2014	CAT 279DW Multi-Terrian Loader	CAT0279DTGTL00832	Heavy Equipment	05/30/14	70,580.63	3066 Spruce Street, Little Canada, MN 55117
2014	CAT 236DR	CAT0236DEBGZ00519	Heavy Equipment	04/19/14	38,379.53	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT 236DR	CAT0236DHBGZ00518	Heavy Equipment	04/19/14	38,379.53	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT 236DR	CAT0236DCBGZ00523	Heavy Equipment	04/19/14	38,379.53	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT 236DR	CAT0236DJBGZ00625	Heavy Equipment	05/12/14	38,379.53	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT 236DR	CAT0236DABGZ00628	Heavy Equipment	05/12/14	38,379.53	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT 259D Multi-Terrain Loader	CAT0259DKFTL01498	Heavy Equipment	06/06/14	50,934.88	3066 Spruce Street, Little Canada, MN 55117
2014	CAT 279D Multi-Terrain Loader	CAT0279DCGTL00697	Heavy Equipment	05/30/14	66,428.56	633 Cecelia Drive, Pewaukee, WI 53072
2014	CAT 236DR	CAT0236DHBGZ00504	Heavy Equipment	06/06/14	37,633.88	3066 Spruce Street, Little Canada, MN 55117
2013	CAT 236B3	CAT0236BKA9H03621	Heavy Equipment	05/30/14	19,681.13	2351 East County Line, Des Moines, IA 50320
2013	CAT 303.5E CR Mini-X	CAT3035EERKY01266	Heavy Equipment	05/30/14	17,422.14	1613 Read Street, Omaha, NE 68112
2014	CAT 303.5E CR Mini-X	CAT3035EVRKY02850	Heavy Equipment	05/30/14	41,524.69	3066 Spruce Street, Little Canada, MN 55117
2014	CAT 303.5E CR Mini-X	CAT3035EERKY02885	Heavy Equipment	05/30/14	41,524.69	3066 Spruce Street, Little Canada, MN 55117
2014	CAT 303.5E CR Mini-X	CAT3035ETRKY02906	Heavy Equipment	05/30/14	41,524.70	1613 Read Street, Omaha, NE 68112
2013	John Deere 35G Mini-X	1FF035GXKDK270408	Heavy Equipment	04/01/14	27,228.00	1613 Read Street, Omaha, NE 68112
2013	John Deere 35G Mini-X	1FF035GXJDK270409	Heavy Equipment	04/01/14	27,228.00	2351 East County Line, Des Moines, IA 50320
2014	CAT 303.5E CR Mini-X	CAT3035EHRKY02819	Heavy Equipment	04/19/14	42,225.13	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT 303.5E CR Mini-X	CAT3035ELRKY02849	Heavy Equipment	04/19/14	42,225.13	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT 303.5E CR Mini-X	CAT3035EERKY02899	Heavy Equipment	04/19/14	42,225.13	5300 Colorado Blvd, Commerce City, CO 80022
2014	CAT 308E2 CR Mini-X	CAT0308EJFJX00600	Heavy Equipment	05/30/14	112,320.39	3066 Spruce Street, Little Canada, MN 55117
2009	Superior DT80J Road Broom	810964	Heavy Equipment	05/12/14	26,602.13	3066 Spruce Street, Little Canada, MN 55117
2012	Superior DT80C Road Broom	812387	Heavy Equipment	04/07/14	51,157.75	5300 Colorado Blvd, Commerce City, CO 80022
2011	Vermeer RTX1250 Trencher	1VR6110RXB1001083	Heavy Equipment	05/01/14	96,140.00	5300 Colorado Blvd, Commerce City, CO 80022
2014	Vermeer D24x40II Series 2	1VRZ19035E1002542	Heavy Equipment	04/26/14	202,855.38	3066 Spruce Street, Little Canada, MN 55117
2014	Vermeer D24x40II Series 2	1VRZ19034E1002578	Heavy Equipment	04/01/14	250,149.84	5300 Colorado Blvd, Commerce City, CO 80022
2014	Grundodrill 4X	4X1405212	Heavy Equipment	04/26/14	90,979.64	3066 Spruce Street, Little Canada, MN 55117
2014	Vermeer D24x40II Series 2	1VRZ19039E1002639	Heavy Equipment	05/24/14	243,988.97	3066 Spruce Street, Little Canada, MN 55117
2014	Vermeer D24x40II Series 2	1VRZ19034E1002628	Heavy Equipment	05/24/14	243,988.97	3066 Spruce Street, Little Canada, MN 55117
2014	Vermeer D36x50II Series 2	1VR4230D5E1003025	Heavy Equipment	05/30/14	374,046.22	3066 Spruce Street, Little Canada, MN 55117
2014	Grundodrill 4X	4X1416216	Heavy Equipment	06/28/14	95,071.33	5300 Colorado Blvd, Commerce City, CO 80022
2012	McLaughlin V800HD	1M9FE1227CS284846 / V8H010813409	Heavy Equipment	04/25/14	53,532.50	5300 Colorado Blvd, Commerce City, CO 80022
2013	McLaughlin V800HD	1M9FE122XCS284842 / V8H010213388	Heavy Equipment	04/25/14	59,373.70	3066 Spruce Street, Little Canada, MN 55117
2014	Pacific Tek PV800DHO	4S9BU1420EL228333 / 4181301	Heavy Equipment	05/19/14	51,898.75	5300 Colorado Blvd, Commerce City, CO 80022
2014	Pacific Tek PV100 (110463)	4181302	Heavy Equipment	05/19/14	18,101.00	5300 Colorado Blvd, Commerce City, CO 80022
2014	McLaughlin V800LEHD	1M9FE1225ES284699 / V8H043014517	Heavy Equipment	06/12/14	56,213.00	5300 Colorado Blvd, Commerce City, CO 80022
2014	McLaughlin V800LEHD	1M9FE1220ES284707 / V8H043014515	Heavy Equipment	06/12/14	56,213.00	5300 Colorado Blvd, Commerce City, CO 80022
2014	McLaughlin V800LEHD	1M9FE1224ES284709 / V8H043014514	Heavy Equipment	06/12/14	56,213.00	5300 Colorado Blvd, Commerce City, CO 80022
2014	Pacific Tek PV800DHO	4S9BU1427EL228331 / 4181304	Heavy Equipment	05/21/14	49,727.66	3066 Spruce Street, Little Canada, MN 55117
2014	Pacific Tek PV800DHO	4S9BU1429EL228332 / 4181303	Heavy Equipment	06/07/14	54,160.74	5300 Colorado Blvd, Commerce City, CO 80022
2010	Yale GLP050VX Forklift	B875V05081H	Heavy Equipment	04/02/14	17,013.00	1613 Read Street, Omaha, NE 68112
2013	Kubota L5240HST 4WD	71183	Heavy Equipment	02/15/14	26,670.96	3066 Spruce Street, Little Canada, MN 55117
2014	VerMac PCMS-1210 Msg Brd/Modem	2S9US4124ES132050	Heavy Equipment	04/22/14	15,961.62	3066 Spruce Street, Little Canada, MN 55117
2013	VerMac PCMS-1210 Msg Brd/Modem	2S9US4124DS132273	Heavy Equipment	05/15/14	12,319.38	3066 Spruce Street, Little Canada, MN 55117
2013	VerMac PCMS-1210 Msg Brd/Modem	2S9US1426DS132274	Heavy Equipment	05/15/14	12,319.38	3066 Spruce Street, Little Canada, MN 55117
2013	McElroy 412 Trackstar Crawler	C55565	Heavy Equipment	04/07/14	45,249.23	5300 Colorado Blvd, Commerce City, CO 80022
2014	Husqvarna FS4800D	001328658001	Heavy Equipment	03/22/14	24,598.15	5300 Colorado Blvd, Commerce City, CO 80022

Borrower initials:         ;         ;

Model				In-service	Book
Year	Description	Serial Number	Acct.	Date	Cost	Location

2014	Husqvarna FS4800D	001328659001	Heavy Equipment	03/22/14	24,598.15	5300 Colorado Blvd, Commerce City, CO 80022
2014	Husqvarna FS4800D	001328668002	Heavy Equipment	03/22/14	23,827.34	633 Cecelia Drive, Pewaukee, WI 53072
2014	Husqvarna FS4800D	001330225001	Heavy Equipment	04/22/14	24,286.43	2351 East County Line, Des Moines, IA 50320
2014	DIGITRACK F5 LOCATOR	30048910 / 30048837 / CC00006687	Heavy Equipment	04/26/14	20,509.08	3066 Spruce Street, Little Canada, MN 55117
2014	DIGITRACK F5 LOCATOR	30055351 / 30053987 / 00007400 / 30056345	Heavy Equipment	05/24/14	23,888.87	3066 Spruce Street, Little Canada, MN 55117
2014	DIGITRACK F2 LOCATOR	30054596 / 30054528 / 00007609	Heavy Equipment	05/30/14	13,578.09	3066 Spruce Street, Little Canada, MN 55117
2014	DIGITRACK F5 LOCATOR	30056991 / 30056343 / 00008124	Heavy Equipment	06/28/14	20,772.34	5300 Colorado Blvd, Commerce City, CO 80022
				Subtotal for Q3	9,947,847.22

			Equipment Total		15,047,166.33

Borrower initials:         ;         ;

Q3 Contracting Fixed Asset Additions UNTITLED EQUIPMENT As of June 30, 2014 MOUNTED EQUIPMENT Asset Model In-service Book Location Company Number Year Description Serial Number Acct. Date Cost Q3C 050311 2014 Ford F250 4x4 Ext Cab XL 1FT7X2B61EEB68389 Heavy Equipment 05/22/14 35,508.14 633 Cecelia Drive, Pewaukee, WI 53072 Q3C 050330 2015 F250 4x4 Crew Cab XL-Long Box 1FT7X2B67FEA20961 Heavy Equipment 06/11/14 39,394.19 3066 Spruce Street, Little Canada, MN 55117 Q3C 100422 2013 F550 4x4 Crew Cab 9’ F/B 1FD0W5HY6DEB78005 Heavy Equipment 06/12/14 50,534.74 3066 Spruce Street, Little Canada, MN 55117 Q3C 100424 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G6XEEB68347 Heavy Equipment 05/15/14 42,486.72 1613 Read Street, Omaha, NE 68112 Q3C 100426 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G63EEB68349 Heavy Equipment 05/15/14 42,486.72 3066 Spruce Street, Little Canada, MN 55117 Q3C 100428 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G61EEB68351 Heavy Equipment 05/15/14 42,486.72 3066 Spruce Street, Little Canada, MN 55117 Q3C 100429 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G63EEB68352 Heavy Equipment 05/29/14 42,486.72 3066 Spruce Street, Little Canada, MN 55117 Q3C 100430 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G65EEB68353 Heavy Equipment 05/15/14 42,486.72 3066 Spruce Street, Little Canada, MN 55117 Q3C 100431 2014 F350 4x2 S.Cab W/Open Body-60” 1FDRF3G67EEB68354 Heavy Equipment 06/02/14 40,010.09 3066 Spruce Street, Little Canada, MN 55117 Q3C 100432 2014 F350 4x2 S.Cab W/Open Body-60” 1FDRF3G69EEB68355 Heavy Equipment 06/02/14 40,010.09 3066 Spruce Street, Little Canada, MN 55117 Q3C 100433 2014 F350 4x2 Reg Cab 9’ F/B 1FDRF3G60EEB68356 Heavy Equipment 06/12/14 37,506.77 3066 Spruce Street, Little Canada, MN 55117 Q3C 100434 2014 F550 4x2 RegCb Contractor Dump 1FDUF5GY7EEB68359 Heavy Equipment 06/18/14 48,125.71 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 100437 2014 F550 4x2 Reg 16’ F/B Barricade 1FDUF5GY7EEB68362 Heavy Equipment 06/20/14 60,256.46 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 100438 2014 F550 4x2 Reg 16’ F/B Barricade 1FDUF5GY9EEB68363 Heavy Equipment 06/20/14 60,256.46 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 100439 2014 F550 4x2 Reg 16’ F/B Barricade 1FDUF5GY0EEB68364 Heavy Equipment 06/20/14 60,256.46 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 100442 2014 F550 4x2 Reg 16’ F/B Barricade 1FDUF5GY6EEB68367 Heavy Equipment 06/20/14 60,256.46 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 100449 2014 F550 4x2 RegCb Contractor Dump 1FDUF5GY3EEB68374 Heavy Equipment 06/23/14 45,327.86 3066 Spruce Street, Little Canada, MN 55117 Q3C 100462 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G62EEB68357 Heavy Equipment 05/29/14 42,486.72 3066 Spruce Street, Little Canada, MN 55117 Q3C 100463 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G64EEB68358 Heavy Equipment 05/29/14 45,795.13 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 100464 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G6XEEA61458 Heavy Equipment 05/15/14 42,486.72 3066 Spruce Street, Little Canada, MN 55117 Q3C 100465 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G61EEA61459 Heavy Equipment 05/15/14 42,486.72 3066 Spruce Street, Little Canada, MN 55117 Q3C 100466 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G68EEA61460 Heavy Equipment 04/24/14 43,384.14 5112 North National Ave, Sioux Falls, SD 57104 Q3C 100467 2014 F350 4x2 Reg Cab Fitting Body 1FDRF3G6XEEA61461 Heavy Equipment 04/24/14 42,873.82 5112 North National Ave, Sioux Falls, SD 57104 Q3C 100468 2013 F350 4x2 Reg Cab Fitting Body 1FDRF3G62DEB77977 Heavy Equipment 05/15/14 42,486.72 3066 Spruce Street, Little Canada, MN 55117 Q3C 110442 2014 T370 S/A Contractor Dump 2NKHHM7X3EM411035 Heavy Equipment 04/24/14 95,017.55 3066 Spruce Street, Little Canada, MN 55117 Q3C 110443 2014 T370 S/A Contractor Dump 2NKHHM7X7EM411037 Heavy Equipment 04/24/14 101,853.73 3066 Spruce Street, Little Canada, MN 55117 Q3C 110444 2015 T370 S/A Contractor Dump 2NKHHM7XXFM434698 Heavy Equipment 05/16/14 95,591.53 3066 Spruce Street, Little Canada, MN 55117 Q3C 110445 2015 T370 S/A Contractor Dump 2NKHHM7X1FM434699 Heavy Equipment 06/02/14 95,835.91 3066 Spruce Street, Little Canada, MN 55117 Q3C 110447 2015 T370 S/A Contractor Dump 2NKHHM7X9FM434692 Heavy Equipment 06/12/14 102,440.72 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 110448 2015 T370 S/A Contractor Dump 2NKHHM7X0FM434693 Heavy Equipment 06/28/14 95,349.21 3066 Spruce Street, Little Canada, MN 55117 Q3C 110449 2015 T370 S/A Contractor Dump 2NKHHM7X2FM434694 Heavy Equipment 06/07/14 102,225.89 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 110451 2015 T370 S/A Contractor Dump 2NKHHM7X6FM434696 Heavy Equipment 06/27/14 96,105.95 3066 Spruce Street, Little Canada, MN 55117 Q3C 110454 2015 T370 S/A Contractor Dump 2NKHHM7X6FM434701 Heavy Equipment 06/09/14 95,835.91 3066 Spruce Street, Little Canada, MN 55117 Q3C 110455 2015 T370 S/A Contractor Dump 2NKHHM7X8FM434702 Heavy Equipment 06/09/14 95,835.91 2351 East County Line, Des Moines, IA 50320 Q3C 110456 2015 T370 S/A Contractor Dump 2NKHHM7XXFM434703 Heavy Equipment 05/16/14 96,906.54 633 Cecelia Drive, Pewaukee, WI 53072 Q3C 110457 2015 T370 S/A Contractor Dump 2NKHHM7X1FM434704 Heavy Equipment 05/16/14 96,906.54 633 Cecelia Drive, Pewaukee, WI 53072 Q3C 110459 2015 T370 S/A Contractor Dump 2NKHHM7X5FM434706 Heavy Equipment 06/02/14 95,835.91 5112 North National Ave, Sioux Falls, SD 57104 Q3C 110462 2015 T270 S/A Reg Cab W/Service Bdy 2NKHHM6X7FM435065 Heavy Equipment 06/09/14 102,153.78 3066 Spruce Street, Little Canada, MN 55117 Q3C 110463 2015 T270 S/A Reg Cab 18’ Saw Truck (450067) 2NKHHM6X9FM435066 Heavy Equipment 06/17/14 98,340.50 5300 Colorado Blvd, Commerce City, CO 80022 110463 / 450067 Q3C 110464 2015 T270 S/A W/Serv Body-Concrete 2NKHHM6X0FM435067 Heavy Equipment 06/27/14 110,198.71 3066 Spruce Street, Little Canada, MN 55117 Q3C 110466 2015 T370 S/A Contractor Dump 2NKHHM7X7FM435078 Heavy Equipment 05/23/14 91,685.60 3066 Spruce Street, Little Canada, MN 55117 Q3C 110467 2015 T370 S/A A/C Dump (180106) 2NKHHM7X3FM435465 Heavy Equipment 06/12/14 102,575.26 5300 Colorado Blvd, Commerce City, CO 80022 110467 / 180106 Q3C 110468 2015 T370 S/A A/C Dump (180107) 2NKHHM7X5FM435466 Heavy Equipment 06/12/14 102,575.26 5300 Colorado Blvd, Commerce City, CO 80022 110468 / 180107 Q3C 110469 2015 T270 S/A Reg Cab W/Service Bdy 2NKHHM6X9FM437075 Heavy Equipment 06/09/14 101,729.71 3066 Spruce Street, Little Canada, MN 55117 Q3C 120355 2015 Kenworth T880 Tri/A Dump 1NKZLP0X7FJ435068 Heavy Equipment 06/07/14 191,630.17 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 120360 2015 Kenworth T800 Tri/A Dump 1NKZXPEX4FJ435073 Heavy Equipment 06/09/14 189,580.68 3066 Spruce Street, Little Canada, MN 55117 Q3C 120362 2015 Kenworth T880 Tri/A Dump 1NKZXPEX8FJ435075 Heavy Equipment 06/28/14 190,127.92 3066 Spruce Street, Little Canada, MN 55117 Q3C 120368 2014 Peterbilt 338 Lowboy Tractor 1XPWP4EX6ED222821 Heavy Equipment 04/24/14 170,792.31 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150526 2014 Lane LSP 3040 4” Stringing Trl 1L9LS3024EG321137 Heavy Equipment 04/01/14 18,503.34 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150527 2014 Lane LSP 3040 4” Stringing Trl 1L9LS3026EG321138 Heavy Equipment 04/01/14 18,503.34 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150528 2014 Lane LSP 3040 4” Stringing Trl 1L9LS3028EG321139 Heavy Equipment 04/01/14 18,503.34 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150529 2014 Lane LSP 3040 4” Stringing Trl 1L9LS3024EG321140 Heavy Equipment 04/01/14 16,691.89 5112 North National Ave, Sioux Falls, SD 57104 Q3C 150537 2014 8.5x20 Enclosed - Hydro Test 1UK500J24E1082432 Heavy Equipment 04/07/14 20,784.39 954 Jackson Hwy South, Toledo, WA 98591 Q3C 150553 2014 T-20DD T/A Equipment Trailer 4KNFT2022EL161946 Heavy Equipment 05/20/14 15,998.91 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150554 2014 T-20DD T/A Equipment Trailer 4KNFT2024EL161947 Heavy Equipment 05/20/14 15,998.91 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150555 2014 T-20DD T/A Equipment Trailer 4KNFT2026EL161948 Heavy Equipment 05/20/14 15,102.56 5112 North National Ave, Sioux Falls, SD 57104

Q3C 150556 2014 T-20DD T/A Equipment Trailer 4KNFT2028EL161949 Heavy Equipment 05/20/14 15,998.91 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150557 2014 T-20DD T/A Equipment Trailer 4KNFT2024EL161950 Heavy Equipment 05/20/14 14,792.56 3066 Spruce Street, Little Canada, MN 55117 Q3C 150558 2014 T-20DD T/A Equipment Trailer 4KNFT2026EL161951 Heavy Equipment 05/20/14 14,792.56 3066 Spruce Street, Little Canada, MN 55117 Q3C 150559 2014 T-20DD T/A Equipment Trailer 4KNFT2028EL161952 Heavy Equipment 05/20/14 14,792.56 3066 Spruce Street, Little Canada, MN 55117 Q3C 150560 2014 T-20DD T/A Equipment Trailer 4KNFT202XEL161953 Heavy Equipment 05/20/14 14,792.56 3066 Spruce Street, Little Canada, MN 55117 Q3C 150561 2014 T-20DD T/A Equipment Trlr-AR 4KNFT2225EL161954 Heavy Equipment 05/20/14 21,425.24 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150562 2014 T-20DD T/A Equipment Trlr-AR 4KNFT2227EL161955 Heavy Equipment 05/20/14 21,425.24 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150563 2014 T-20DD T/A Equipment Trlr-AR 4KNFT2229EL161956 Heavy Equipment 05/20/14 21,323.80 633 Cecelia Drive, Pewaukee, WI 53072 Q3C 150564 2014 T-20DD T/A Equipment Trlr-AR 4KNFT2220EL161957 Heavy Equipment 05/20/14 21,323.80 633 Cecelia Drive, Pewaukee, WI 53072 Q3C 150565 2014 T-20DD T/A Equipment Trlr-AR 4KNFT2222EL161958 Heavy Equipment 05/20/14 21,168.80 5112 North National Ave, Sioux Falls, SD 57104 Q3C 150566 2014 T-20DD T/A Equipment Trlr-AR 4KNFT2224EL161959 Heavy Equipment 05/20/14 20,411.38 3066 Spruce Street, Little Canada, MN 55117 Q3C 150567 2014 T-20DD T/A Equipment Trlr-AR 4KNFT2220EL161960 Heavy Equipment 05/20/14 20,411.38 3066 Spruce Street, Little Canada, MN 55117 Q3C 150568 2014 T-20DD T/A Equipment Trlr-AR 4KNFT2222EL161961 Heavy Equipment 05/20/14 20,411.38 3066 Spruce Street, Little Canada, MN 55117 Q3C 150569 2014 T-20DD T/A Equipment Trlr-AR 4KNFT2224EL161962 Heavy Equipment 05/20/14 20,411.38 3066 Spruce Street, Little Canada, MN 55117 Q3C 150570 2014 T-40 T/A Equipment Trailer 4KNFT2328EL161963 Heavy Equipment 05/30/14 24,593.59 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150571 2014 T-40 T/A Equipment Trailer 4KNFT232XEL161964 Heavy Equipment 05/30/14 22,859.39 3066 Spruce Street, Little Canada, MN 55117 Q3C 150578 2014 T-20DD T/A Equipment Trlr-AR 4KNFT222XEL162372 Heavy Equipment 06/23/14 22,148.88 2351 East County Line, Des Moines, IA 50320 Q3C 150579 2014 T-14DD T/A Equipment Trailer 4KNUT1828EL162380 Heavy Equipment 05/21/14 10,235.86 3066 Spruce Street, Little Canada, MN 55117 Q3C 150584 2014 T-40 T/A Equipment Trailer 4KNFT2326EL162254 Heavy Equipment 06/21/14 23,054.39 3066 Spruce Street, Little Canada, MN 55117 Q3C 150585 2014 T-40 T/A Equipment Trailer 4KNFT2029EL162253 Heavy Equipment 06/23/14 20,765.22 3066 Spruce Street, Little Canada, MN 55117 Q3C 150586 2015 Armor Lite Steel End Dump Trlr 56EA65D22FA000111 Heavy Equipment 04/01/14 51,985.63 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150587 2014 Trailking TK80HT Lowboy Trlr 1TKA05321EM103130 Heavy Equipment 04/01/14 94,189.96 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 150588 2014 Cart-A CMK175 Concrete Mix Trl 4MFMA1527EM003050 Heavy Equipment 06/11/14 25,204.41 4445 Stickney Ave, Toledo, OH 43612 Q3C 150589 2014 Cart-A CMK175 Concrete Mix Trl 4MFMA1529EM003051 Heavy Equipment 06/11/14 24,669.41 3066 Spruce Street, Little Canada, MN 55117 Q3C 150590 2014 Cart-A CMK175 Concrete Mix Trl 4MFMA1520EM003052 Heavy Equipment 06/11/14 24,889.41 633 Cecelia Drive, Pewaukee, WI 53072 Q3C 150591 2015 FT-14E T/A Concrete Forms Trlr 5FTEE2229F1000704 Heavy Equipment 06/09/14 21,529.84 3066 Spruce Street, Little Canada, MN 55117 Q3C 180101 2013 Ingersoll Rand P185WJD 4FVCABAA3DU450868 Heavy Equipment 04/01/14 18,363.64 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 180102 2013 Ingersoll Rand P185WJD 4FVCABAA7DU450873 Heavy Equipment 04/01/14 18,363.64 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 180103 2013 Ingersoll Rand P185WJD 4FVCABAA2DU450876 Heavy Equipment 04/01/14 18,363.64 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 180104 2013 Ingersoll Rand P185WJD 4FVCABAA3DU450871 Heavy Equipment 04/01/14 18,130.90 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 180106 2013 P185WJDU Truck Mounted (110467) 462275UCYF06 Heavy Equipment 05/01/14 18,228.00 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit 110467 / 180106 Q3C 180107 2013 P185WJDU Truck Mounted (110468) 462276UCYF06 Heavy Equipment 05/01/14 18,228.00 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit 110468 / 180107 Q3C 190005 2013 Finn T90 T/A Hydro Seeder 1F9HS1627DF135669 Heavy Equipment 04/03/14 46,299.50 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 200149 2014 Magnum TopCap 305 Breaker H953 Heavy Equipment 05/12/14 12,533.31 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 200150 2014 Magnum TopCap 305 Breaker H954 Heavy Equipment 05/12/14 12,533.30 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 200151 2014 Magnum TopCap 305 Breaker H955 Heavy Equipment 05/12/14 12,533.30 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 200152 2014 Magnum TopCap 305 Breaker H956 Heavy Equipment 05/12/14 12,533.30 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 200153 2014 Magnum TopCap 305 Breaker H957 Heavy Equipment 05/12/14 12,533.30 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 200156 2014 CAT PR184 Harley Rake 0PRW00926 Heavy Equipment 05/30/14 10,763.92 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 200169 2014 CAT H65DS Asphalt Breaker BYT02646 Heavy Equipment 04/26/14 14,202.50 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 200170 2014 CAT H65DS Asphalt Breaker BYT02951 Heavy Equipment 04/26/14 14,202.50 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 200171 2014 CAT H65DS Asphalt Breaker 0BYT03131 Heavy Equipment 05/24/14 14,560.67 5112 North National Ave, Sioux Falls, SD 57104 Untitled Unit Q3C 200172 2014 CAT H65DS Asphalt Breaker 0BYT03133 Heavy Equipment 05/12/14 14,746.55 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 200173 2014 CAT H65DS Asphalt Breaker 0BYT03134 Heavy Equipment 05/24/14 14,698.03 5112 North National Ave, Sioux Falls, SD 57104 Untitled Unit Q3C 200176 2014 CAT H65ES Asphalt Breaker 3X800434 Heavy Equipment 06/12/14 14,202.50 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 200177 2014 CAT H65ES Asphalt Breaker 3X800435 Heavy Equipment 06/12/14 14,202.50 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 200178 2014 Magnum TopCap 305 Breaker H766 Heavy Equipment 06/28/14 17,492.27 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 290001 2013 Thaler KESP3050 Undergd Puller W09SP5103CET06395 Heavy Equipment 04/24/14 83,030.00 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 300106 2014 John Deere 710K 4WD ROPS 1T0710KXTEE256781 Heavy Equipment 04/26/14 151,092.20 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300107 2014 John Deere 410K 4WD ROPS 1T0410KXCEE258080 Heavy Equipment 04/26/14 103,188.86 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300108 2014 John Deere 410K 4WD ROPS 1T0410KXTEE258095 Heavy Equipment 04/26/14 103,188.86 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300109 2014 John Deere 310K 2WD ROPS 1T0310KXCEE258687 Heavy Equipment 04/26/14 67,287.72 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300110 2014 John Deere 310SK 4WD ROPS 1T0310SKEEE258398 Heavy Equipment 04/26/14 77,574.57 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 300111 2014 John Deere 310K 2WD ROPS 1T0310KXJEE258775 Heavy Equipment 04/26/14 67,287.72 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300112 2014 John Deere 310K 2WD ROPS 1T0310KXKEE258936 Heavy Equipment 04/26/14 67,287.72 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300113 2014 John Deere 310K 2WD ROPS 1T0310KXTEE258870 Heavy Equipment 04/26/14 67,287.72 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300114 2014 John Deere 310K 2WD ROPS 1T0310KXJEE259036 Heavy Equipment 04/26/14 67,287.72 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300115 2014 John Deere 310K 2WD ROPS 1T0310KXPEE259132 Heavy Equipment 04/26/14 66,502.13 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 300116 2014 John Deere 310SK 4WD ROPS 1T0310SKCEE261276 Heavy Equipment 06/07/14 79,262.07 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300117 2014 John Deere 310SK 4WD ROPS 1T0310SKLEE261279 Heavy Equipment 06/07/14 79,262.07 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300118 2014 John Deere 310SK 4WD ROPS 1T0310SKCEE261285 Heavy Equipment 05/24/14 78,000.89 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 300119 2014 John Deere 310SK 4WD ROPS 1T0310SKJEE261292 Heavy Equipment 06/07/14 79,262.06 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 300120 2014 John Deere 310SK 4WD ROPS 1T0310SKKEE261551 Heavy Equipment 06/07/14 79,262.06 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit

Q3C 300121 2014 John Deere 310SK 4WD ROPS 1T0310SKPEE261287 Heavy Equipment 05/24/14 78,000.90 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 330112 2014 CAT CB14 Roller CATCB14BL47300330 Heavy Equipment 05/30/14 30,242.25 633 Cecelia Drive, Pewaukee, WI 53072 Untitled Unit Q3C 330113 2014 Wacker RD12-90 Roller 20226902 Heavy Equipment 04/19/14 15,557.37 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 330114 2014 Wacker RD12-90 Roller 20226903 Heavy Equipment 04/19/14 15,557.38 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 330115 2014 Wacker RD12-90 Roller 20249868 Heavy Equipment 06/28/14 15,623.99 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 330116 2014 Wacker RD12-90 Roller 20251745 Heavy Equipment 06/28/14 15,533.27 5112 North National Ave, Sioux Falls, SD 57104 Untitled Unit Q3C 340126 2013 CAT 236B3 CAT0236BVA9H03574 Heavy Equipment 05/30/14 16,345.46 633 Cecelia Drive, Pewaukee, WI 53072 Untitled Unit Q3C 340127 2013 CAT 259B3 Multi-Terrian CAT0259BPYYZ05099 Heavy Equipment 05/30/14 21,724.81 2351 East County Line, Des Moines, IA 50320 Untitled Unit Q3C 340129 2014 CAT 236DR CAT0236DPBGZ00492 Heavy Equipment 05/30/14 37,633.88 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 340130 2014 CAT 236DR CAT0236DABGZ00497 Heavy Equipment 05/30/14 37,633.88 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 340131 2014 CAT 236DR CAT0236DLBGZ00498 Heavy Equipment 05/30/14 37,633.88 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 340132 2014 CAT 236DR CAT0236DABGZ00502 Heavy Equipment 05/30/14 37,633.88 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 340133 2014 CAT 236DR CAT0236CLBGZ00503 Heavy Equipment 05/30/14 37,633.88 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 340134 2014 CAT 279DW Multi-Terrian Loader CAT0279DTGTL00832 Heavy Equipment 05/30/14 70,580.63 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 340135 2014 CAT 236DR CAT0236DEBGZ00519 Heavy Equipment 04/19/14 38,379.53 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 340136 2014 CAT 236DR CAT0236DHBGZ00518 Heavy Equipment 04/19/14 38,379.53 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 340137 2014 CAT 236DR CAT0236DCBGZ00523 Heavy Equipment 04/19/14 38,379.53 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 340138 2014 CAT 236DR CAT0236DJBGZ00625 Heavy Equipment 05/12/14 38,379.53 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 340139 2014 CAT 236DR CAT0236DABGZ00628 Heavy Equipment 05/12/14 38,379.53 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 340140 2014 CAT 259D Multi-Terrain Loader CAT0259DKFTL01498 Heavy Equipment 06/06/14 50,934.88 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 340141 2014 CAT 279D Multi-Terrain Loader CAT0279DCGTL00697 Heavy Equipment 05/30/14 66,428.56 633 Cecelia Drive, Pewaukee, WI 53072 Untitled Unit Q3C 340142 2014 CAT 236DR CAT0236DHBGZ00504 Heavy Equipment 06/06/14 37,633.88 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 340145 2013 CAT 236B3 CAT0236BKA9H03621 Heavy Equipment 05/30/14 19,681.13 2351 East County Line, Des Moines, IA 50320 Untitled Unit Q3C 350140 2013 CAT 303.5E CR Mini-X CAT3035EERKY01266 Heavy Equipment 05/30/14 17,422.14 1613 Read Street, Omaha, NE 68112 Untitled Unit Q3C 350162 2014 CAT 303.5E CR Mini-X CAT3035EVRKY02850 Heavy Equipment 05/30/14 41,524.69 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 350163 2014 CAT 303.5E CR Mini-X CAT3035EERKY02885 Heavy Equipment 05/30/14 41,524.69 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 350164 2014 CAT 303.5E CR Mini-X CAT3035ETRKY02906 Heavy Equipment 05/30/14 41,524.70 1613 Read Street, Omaha, NE 68112 Untitled Unit Q3C 350165 2013 John Deere 35G Mini-X 1FF035GXKDK270408 Heavy Equipment 04/01/14 27,228.00 1613 Read Street, Omaha, NE 68112 Untitled Unit Q3C 350166 2013 John Deere 35G Mini-X 1FF035GXJDK270409 Heavy Equipment 04/01/14 27,228.00 2351 East County Line, Des Moines, IA 50320 Untitled Unit Q3C 350167 2014 CAT 303.5E CR Mini-X CAT3035EHRKY02819 Heavy Equipment 04/19/14 42,225.13 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 350168 2014 CAT 303.5E CR Mini-X CAT3035ELRKY02849 Heavy Equipment 04/19/14 42,225.13 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 350169 2014 CAT 303.5E CR Mini-X CAT3035EERKY02899 Heavy Equipment 04/19/14 42,225.13 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 350170 2014 CAT 308E2 CR Mini-X CAT0308EJFJX00600 Heavy Equipment 05/30/14 112,320.39 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 370003 2009 Superior DT80J Road Broom 810964 Heavy Equipment 05/12/14 26,602.13 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 370004 2012 Superior DT80C Road Broom 812387 Heavy Equipment 04/07/14 51,157.75 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 390003 2011 Vermeer RTX1250 Trencher 1VR6110RXB1001083 Heavy Equipment 05/01/14 96,140.00 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 400053 2014 Vermeer D24x40II Series 2 1VRZ19035E1002542 Heavy Equipment 04/26/14 202,855.38 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 400054 2014 Vermeer D24x40II Series 2 1VRZ19034E1002578 Heavy Equipment 04/01/14 250,149.84 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 400055 2014 Grundodrill 4X 4X1405212 Heavy Equipment 04/26/14 90,979.64 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 400056 2014 Vermeer D24x40II Series 2 1VRZ19039E1002639 Heavy Equipment 05/24/14 243,988.97 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 400057 2014 Vermeer D24x40II Series 2 1VRZ19034E1002628 Heavy Equipment 05/24/14 243,988.97 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 400058 2014 Vermeer D36x50II Series 2 1VR4230D5E1003025 Heavy Equipment 05/30/14 374,046.22 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 400059 2014 Grundodrill 4X 4X1416216 Heavy Equipment 06/28/14 95,071.33 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 450064 2012 McLaughlin V800HD 1M9FE1227CS284846 / V8H010813409 Heavy Equipment 04/25/14 53,532.50 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 450065 2013 McLaughlin V800HD 1M9FE122XCS284842 / V8H010213388 Heavy Equipment 04/25/14 59,373.70 3066 Spruce Street, Little Canada, MN 55117 Q3C 450066 2014 Pacific Tek PV800DHO 4S9BU1420EL228333 / 4181301 Heavy Equipment 05/19/14 51,898.75 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 450067 2014 Pacific Tek PV100 (110463) 4181302 Heavy Equipment 05/19/14 18,101.00 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit 110463 / 450067 Q3C 450068 2014 McLaughlin V800LEHD 1M9FE1225ES284699 / V8H043014517 Heavy Equipment 06/12/14 56,213.00 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 450069 2014 McLaughlin V800LEHD 1M9FE1220ES284707 / V8H043014515 Heavy Equipment 06/12/14 56,213.00 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 450070 2014 McLaughlin V800LEHD 1M9FE1224ES284709 / V8H043014514 Heavy Equipment 06/12/14 56,213.00 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 450071 2014 Pacific Tek PV800DHO 4S9BU1427EL228331 / 4181304 Heavy Equipment 05/21/14 49,727.66 3066 Spruce Street, Little Canada, MN 55117 Q3C 450074 2014 Pacific Tek PV800DHO 4S9BU1429EL228332 / 4181303 Heavy Equipment 06/07/14 54,160.74 5300 Colorado Blvd, Commerce City, CO 80022 Q3C 500012 2010 Yale GLP050VX Forklift B875V05081H Heavy Equipment 04/02/14 17,013.00 1613 Read Street, Omaha, NE 68112 Untitled Unit Q3C 600014 2013 Kubota L5240HST 4WD 71183 Heavy Equipment 02/15/14 26,670.96 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 700095 2014 VerMac PCMS-1210 Msg Brd/Modem 2S9US4124ES132050 Heavy Equipment 04/22/14 15,961.62 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 700096 2013 VerMac PCMS-1210 Msg Brd/Modem 2S9US4124DS132273 Heavy Equipment 05/15/14 12,319.38 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 700097 2013 VerMac PCMS-1210 Msg Brd/Modem 2S9US1426DS132274 Heavy Equipment 05/15/14 12,319.38 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 760002 2013 McElroy 412 Trackstar Crawler C55565 Heavy Equipment 04/07/14 45,249.23 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 800040 2014 Husqvarna FS4800D 001328658001 Heavy Equipment 03/22/14 24,598.15 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 800041 2014 Husqvarna FS4800D 001328659001 Heavy Equipment 03/22/14 24,598.15 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Q3C 800042 2014 Husqvarna FS4800D 001328668002 Heavy Equipment 03/22/14 23,827.34 633 Cecelia Drive, Pewaukee, WI 53072 Untitled Unit Q3C 800043 2014 Husqvarna FS4800D 001330225001 Heavy Equipment 04/22/14 24,286.43 2351 East County Line, Des Moines, IA 50320 Untitled Unit Q3C 860062 2014 DIGITRACK F5 LOCATOR 30048910 / 30048837 / CC00006687 Heavy Equipment 04/26/14 20,509.08 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit

Q3C 860063 2014 DIGITRACK F5 LOCATOR 30055351 / 30053987 / 00007400 / 30056345 Heavy Equipment 05/24/14 23,888.87 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 860064 2014 DIGITRACK F2 LOCATOR 30054596 / 30054528 / 00007609 Heavy Equipment 05/30/14 13,578.09 3066 Spruce Street, Little Canada, MN 55117 Untitled Unit Q3C 860065 2014 DIGITRACK F5 LOCATOR 30056991 / 30056343 / 00008124 Heavy Equipment 06/28/14 20,772.34 5300 Colorado Blvd, Commerce City, CO 80022 Untitled Unit Total Heavy Equipment 9,947,847.22